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                                                                    EXHIBIT 10.2


                        THIRD AMENDMENT TO LOAN AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") dated as of September 15, 1997, is among THE DII GROUP, INC., a Delaware corporation, formerly known as DOVatron International, Inc. ("DII"), DOVATRON INTERNATIONAL, INC., a Delaware corporation, formerly known as DOVatron, Inc., CENCORP INC., a Delaware corporation, MULTILAYER TECHNOLOGY, INC., a California corporation ("MTI"), and TTI TESTRON, INC., a Delaware corporation, formerly known as TTI Merger Corporation, as successor to TTI Testron, Inc., a Rhode Island corporation, by virtue of its merger with TTI Merger Corporation (collectively, the "Original Borrowers"), Orbit Semiconductor, Inc., a Delaware corporation ("Orbit"), and MULTILAYER TEK, L.P., a Texas limited partnership ("MTLP") (Orbit and MTLP collectively with the Original Borrowers, the "Borrowers") and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association ("Norwest"), THE CHASE MANHATTAN BANK, a New York state bank, as successor to The Chase Manhattan Bank, N.A., a national banking association, HARRIS TRUST AND SAVINGS BANK, an Illinois state bank, and NBD BANK, a Michigan banking corporation (together with their respective successors and permitted assigns, if any, from time to time, individually, a "Lender" and collectively, the "Lenders"), and Norwest, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. Original Borrowers, the Lenders and the Agent are parties to the Loan Agreement, dated as of April 4, 1996, as amended by a First Amendment to Loan Agreement executed December 20, 1996 by and among the Original Borrowers, Orbit, the Lenders and the Agent, as amended by Second Amendment to Loan Agreement dated as of August 1, 1997, by and among the Borrowers, Lenders and Agent (as further amended, and as it may hereafter be amended, restated or supplemented from time to time, the "Loan Agreement"), providing for a Loan from the Lenders to Borrowers. Capitalized terms that are used but not defined herein have the meanings set forth in the Loan Agreement.

         B. The Borrowers have requested that the Lenders consent to an additional subordinate debt offering (the "Additional Subordinate Debt Offering") by DII in the amount up to $150,000,000 in accordance with the terms and conditions contemplated in the Preliminary Offering Memorandum, dated September 15, 1997 (the "Offering Memorandum"), and the Indenture, to be dated on or about September 19, 1997 between the Company and Chase Trust Company of California (the "Indenture").

                                    AGREEMENT

         IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent agree as follows:


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         1.       Capitalized Terms. Capitalized terms that are used but not defined in this Amendment have the meanings given to them in the Loan Agreement.

         2. Consent to Additional Subordinate Debt Offering. Each of the Lenders hereby agrees as follows:

                  a. The Additional Subordinate Debt Offering does not constitute a violation of and shall be Indebtedness permitted pursuant to Section 8.1 of the Loan Agreement; provided that any increase in the amount of the Additional Subordinated Debt Offering above $150 million shall require the consent of the Required Lenders, which shall be in the Required Lenders sole and absolute discretion.

                  b. The Additional Subordinated Debt Offering does not constitute a burdensome undertaking pursuant to
                           Section 8.9 of the Loan Agreement.

         3. Consent to Certain Other Transactions. Each of the Lenders hereby agrees as follows:

                  a.       The Lenders consent to and waive any default under
                           Section 8.3 of the Loan Agreement arising out of the loans to certain executives of Borrower, which loans are described on Exhibit A attached hereto; on the condition that the consent and waiver of Lenders set forth herein is limited to the loan amounts and loan terms described on Exhibit A attached hereto and not to any changes or modifications thereto.

                  b.       The Lenders consent to and waive any default under
                           Section 8.12 of the Loan Agreement arising out of the Lease Agreement, dated August 12, 1997 between Ronald
                           R. Budacz and Carl R. Vertuca and DII; on the condition that the consent and waiver of Lenders set forth herein is limited to the terms and conditions of the Lease Agreement and not to any amendments or modificiations to the monetary or economic terms thereof.

         4. Amendment to Loan Agreement Article IX of the Loan Agreement regarding Event of Default is hereby amended to add the following Events of Default:

                           9.14 Default Under Subordinate Debt. A default or event of default under the Indenture or the Securities (as defined in the Indenture) whether or not such default or event of default is declared, waived or otherwise forgiven, shall, at the option of Agent, constitute an Event of Default hereunder.

         5. Agreement Not to Amend. The Borrowers hereby agree not to (a) amend or modify the subordination provisions of any of the Securities, the Indenture or any other document executed in connection with the Additional Subordinate Debt


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                  Offering if such amendment would adversely effect the rights of the Lenders, or (b) amend or modify the Securities, the Indenture or any other document to increase the amount of the Additional Subordinated Debt Offering to in excess of $150,000,000, in either case without the prior written consent of the Lenders.

         6. Fees and Expenses. Borrowers shall pay all costs and expenses incurred by Agent in connection with this Amendment and any amendments to the other Loan Documents within 15 days after request by Agent. At the option of the Agent, failure to pay such costs and expenses shall constitute an Event of Default under the Loan Agreement.

         7. Further Assurances. Borrowers shall execute all documents and instruments and take all actions, and shall use its best efforts to cause any other party, to execute all documents and instruments and take all actions as the Agent may reasonably require to effect the transactions contemplated by this Amendment.

         8. Representations and Warranties. Borrowers hereby certify to the Lenders that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment), all of Borrowers' representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects, and no Event of Default or Unmatured Event of Default has occurred under any Loan Document (as amended concurrent herewith). Without limiting the generality of the foregoing, Borrowers represent and warrant to the Lenders that the execution and delivery of this Amendment has been authorized by all necessary action on the part of Borrowers, that each person executing this Amendment on behalf of Borrowers is duly authorized to do so, and that this Amendment constitutes the legal, valid, binding and enforceable obligation of Borrowers.

         9.       Loan Documents.

                  a. The Lenders, the Agent, and Borrowers agree that all of the Loan Documents shall be amended to reflect the amendments set forth herein.

                  b. All references in any document to the Loan Agreement hereafter refer to the Loan Agreement as amended pursuant to this Amendment.

                  c. All references in the Loan Agreement to the Loan Documents, or any particular Loan Document, hereby refer to such Loan Documents as amended pursuant to the amendments executed concurrent herewith.

          10. Continuation of the Loan Agreement Except as specified in this Amendment, the provisions of the Loan Agreement remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement, the terms of this Amendment control.


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         11.      Miscellaneous.

                  a. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

                  b. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  c. This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

                  d. Time is of the essence hereof with respect to the dates, terms and conditions of this Amendment and the documents to be delivered pursuant hereto.

                  e. This Amendment constitutes the entire agreement between Borrowers, the Agent, and the Lenders concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by Borrowers, the Agent and the Lenders and designated as an amendment or modification of the Loan Agreement.

                  f. If any provision of this Amendment is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not be impaired thereby.

                  g. The section headings herein are for convenience only and shall not affect the construction hereof.

            [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]


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EXECUTED as of the date first set forth above.

                                    LENDERS:

                                    NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                                    By:
                                        ---------------------------------------
                                        Karen I. Hardy
                                        Vice President

                                    THE CHASE MANHATTAN BANK, a New York state
                                        bank, as successor to The Chase
                                        Manhattan Bank, N.A., a national banking association


                                    By:
                                        ---------------------------------------
                                        Michael Brunner
                                        Vice President

                                    HARRIS TRUST AND SAVINGS BANK, an Illinois state bank


                                    By:
                                        ---------------------------------------
                                        James H. Colley
                                        Vice President

                                    NBD BANK, a Michigan banking corporation


                                    By:
                                        ---------------------------------------
                                        Marguerite C. Gordy
                                        Vice President



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                                    AGENT:

                                    NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association


                                    By:
                                        ---------------------------------------
                                        Karen I. Hardy
                                        Vice President


BORROWERS:

THE DII GROUP, INC. (formerly known as
DOVatron International, Inc.), a
Delaware corporation


By:
     ---------------------------------------
     Name:
          ----------------------------------
     Title:
           ---------------------------------

DOVATRON INTERNATIONAL, INC.,
(formerly known as DOVatron, Inc.),
a Delaware corporation

By:
     ---------------------------------------
     Name:
          ----------------------------------
     Title:
           ---------------------------------


CENCORP INC., a Delaware corporation


By:
     ---------------------------------------
     Name:
          ----------------------------------
     Title:
           ---------------------------------


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MULTILAYER TECHNOLOGY, INC., a
California corporation



By:
     ---------------------------------------
     Name:
          ----------------------------------
     Title:
           ---------------------------------


TTI TESTRON, INC., (formerly known as
TTI Merger Corporation), a Delaware
corporation, as successor to TTI TesTron, Inc., a Rhode Island corporation



By:
     ---------------------------------------
     Name:
          ----------------------------------
     Title:
           ---------------------------------


ORBIT SEMICONDUCTOR, INC., a Delaware corporation
(formerly known as DII Merger, Inc.



By:
     ---------------------------------------
     Name:
          ----------------------------------
     Title:
           ---------------------------------



MULTILAYER TEK, LP,
a Texas limited partnership



By:
     ---------------------------------------
     Name:
          ----------------------------------
     Title:
           ---------------------------------


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                                    EXHIBIT A


     DII made loans to certain of its executives in order to enable the executives to satisfy their tax obligations in connection with the vesting of the performance shares in 1996 and 1997. The loans were advanced in January 1996 and April 1997. Interest on the loans accrues at a rate of 5.7% per annum and 6.5% per annum, respectively. As of June 29, 1997, the aggregate amount of principal and interest outstanding with respect to the executive was as follows:
Ronald R. Budacz, $0.6 million; Carl R. Vertuca, Jr., $0.4 million; Ronald R. Snyder, $0.2 million; Carl A. Plichta, $0.3 million; Thomas J. Smach, $0.2 million; Steven C. Schlepp, $0.2 million; and Mark D. Herbst, $0.1 million. The loans will be forgiven ratably over four-years from the date of each advance.

                                       A-1